Exhibit 32.2



                                  CERTIFICATION


      In connection with the Annual Report on Form 10-KSB of Image Innovations Holdings Inc. (the "Company") for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Derick Sinclair, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       /s/ Derick Sinclair

Date:  April 15, 2005                  By:
                                           -------------------------------------
                                                Derick Sinclair
                                                Chief Financial Officer